Profit from operations	12 Months Ended
Dec. 31, 2020
Revenue [Abstract]
Profit from operations

3 Profit from operations

Enumerated below are movements in costs that have impacted profit from operations in 2020, 2019 and 2018. These include changes in our underlying business performance, as well as the impact of adjusting items, as defined in note 1, in profit from operations (note 3(e) to 3(h)).

(a) Employee benefit costs

	2020 £m	2019 £m	2018 £m

Wages and salaries	2,277	2,651	2,463

Social security costs	194	223	207

Other pension and retirement benefit costs (note 11)	182	227	212

Share-based payments - equity and cash-settled (note 24)	91	120	123

	2,744	3,221	3,005

(b) Depreciation, amortisation and impairment costs

		2020 £m	2019 £m	2018 £m

Intangibles	– amortisation and impairment of trademarks and similar intangibles	360	508	377

	– amortisation and impairment of computer software	129	108	111

	– impairment of goodwill (note 3(h))	209	194	–

Property, plant and equipment	– depreciation and impairment	752	702	550

		1,450	1,512	1,038

Intangibles – amortisation and impairment

The acquisition of businesses has resulted in the capitalisation of certain trademarks and similar intangibles. The amortisation and impairment of these acquired trademarks and similar intangibles are charged to the income statement as adjusting, as explained in note 3(f).

Property, plant and equipment – depreciation and impairment

Gains and losses recognised on disposal of property, plant and equipment are included within depreciation and impairment of property, plant and equipment.

Additionally, impairment costs resulting from obsolete machines in relation to downsizing and factory rationalisation as mentioned in note 3(e) are reported as part of depreciation and impairment of property, plant and equipment. In 2018, the Group recognised an impairment charge of £110 million in respect of the operations in Venezuela mentioned in note 3(h).

(c) Other operating expenses include:

	2020 £m	2019 £m	2018 £m

Research and development expenses (excluding employee benefit costs and depreciation)	121	126	105

Exchange differences	(29)	22	(15)

Hedge ineffectiveness within operating profit	(3)	(5)	(8)

Expense relating to short-term leases	10	16	–

Expenses relating to leases of low-value assets	1	1	–

Gains arising from sale and leaseback transactions	(1)	–	–

Rent of plant and equipment (operating leases) - minimum lease payments	–	–	61

Rent of property (operating leases) - minimum lease payments	–	–	110

Auditor’s remuneration

Total expense for audit services pursuant to legislation:

– fees to KPMG LLP for Parent Company and Group audit	8.7	6.8	6.3

– fees to KPMG LLP firms and associates for local statutory and Group reporting audits	9.9	9.0	8.8

Total audit fees expense - KPMG LLP firms and associates	18.6	15.8	15.1

Audit fees expense to other firms	0.2	0.1	0.2

Total audit fees expense	18.8	15.9	15.3

Fees to KPMG LLP firms and associates for other services:

– audit-related assurance services	8.5	8.5	9.4

– other assurance services	0.5	0.5	0.3

– tax advisory services	–	–	–

– tax compliance	–	–	–

– audit of defined benefit schemes of the Company	0.5	0.4	0.4

– other non-audit services	–	–	–

	9.5	9.4	10.1

The total auditor’s remuneration to KPMG firms and associates included above are £28.1 million (2019: £25.2 million; 2018: £25.2 million).

Under SEC regulations, the remuneration to KPMG firms and associates of £28.1 million in 2020 (2019: £25.1 million; 2018: £25.2 million) is required to be presented as follows: audit fees £27.5 million (2019: £24.7 million; 2018: £24.7 million), audit-related fees £0.5 million (2019: £0.4 million; 2018: £0.4 million), tax fees £nil million (2019: £nil million; 2018: £nil million) and all other fees £0.1 million (2019: £0.1 million; 2018: £0.1 million). Audit related fees are in respect of services provided to associated pension schemes. All other fees are in respect of other assurance services provided over information derived from the financial information systems subject to audit or over the controls over those systems.

Total research and development costs including employee benefit costs and depreciation are £307 million (2019: £376 million; 2018: £258 million). Included in the 2019 research and development costs is £65 million of costs primarily related to packages in respect of employee benefit reductions as part of the Group’s 2019 restructuring initiative (Quantum), as discussed in note 3(e).

(d) Master Settlement Agreement

In 1998, the major US cigarette manufacturers (including the R.J. Reynolds Tobacco Company, Lorillard and Brown & Williamson, businesses which are now part of the Reynolds Group) entered into the Master Settlement Agreement (MSA) with attorneys general representing most US states and territories. The MSA imposes a perpetual stream of future payment obligations on the major US cigarette manufacturers. The amounts of money that the participating manufacturers are required to annually contribute are based upon, amongst other things, the volume of cigarettes sold and market share (based on cigarette shipments in that year).

During 2012, R.J. Reynolds Tobacco Company, Santa Fe Natural Tobacco Company (SFNTC), various other tobacco manufacturers, 17 states, the District of Columbia and Puerto Rico reached an agreement related to the Non-Participating Manufacturer (NPM) adjustment under the MSA and three more states joined the agreement in 2013. Under this agreement, R.J. Reynolds Tobacco Company has received credits of more than US$1 billion, in respect of its Non-Participating Manufacturer (NPM) Adjustment claims related to the period from 2003 to 2012. These credits have been applied against the companies’ MSA payments over a period of five years from 2013, subject to, and dependent upon, meeting the various ongoing performance obligations. During 2014, two additional states agreed to settle NPM disputes related to claims for the period 2003 to 2012. R.J. Reynolds Tobacco Company has received US$170 million in credits, which has been applied over a five-year period from 2014. During 2015, another state agreed to settle NPM disputes related to claims for the period 2004 to 2014 and included a method to determine future adjustments from 2015 forward. R.J. Reynolds Tobacco Company has received US$285 million in credits, which was applied over a four-year period from 2016. During 2016, no additional states agreed to settle NPM disputes. During 2017, two more states agreed to settle NPM disputes related to claims for the period 2004 to 2014. It is estimated that R.J. Reynolds Tobacco Company will receive US$61 million in credits, which will be applied over a five-year period from 2017. During 2018, nine more states agreed to settle NPM disputes related to claims for the period 2004 to 2019, with an option through 2022, subject to certain conditions. It is estimated that R.J. Reynolds Tobacco Company will receive US$182 million in credits for settled periods through 2017, which will be applied over a five-year period from 2018. Also, in 2018, one additional state agreed to settle NPM disputes related to claims for the period 2004 to 2024, subject to certain conditions. It is estimated that R.J. Reynolds Tobacco Company will receive US$205 million in credits for settled periods through 2017, which will be applied over a five-year period from 2019. In the first quarter of 2020, certain conditions set forth in the 2017 and 2018 agreements were met for those 10 states. In addition, in August 2020, 24 states, the District of Columbia and Puerto Rico agreed to settle NPM disputes related to claims for the period 2018-2022. Credits in respect of future years’ payments and the NPM Adjustment claims would be accounted for in the applicable year and will not be treated as adjusting items. Only credits in respect of prior year payments are included as adjusting items.

The BAT Group is subject to substantial payment obligations under the MSA and the state settlement agreements with the states of Mississippi, Florida, Texas and Minnesota (such settlement agreements, collectively State Settlement Agreements). Reynolds Group’s operating subsidiaries’ expenses and payments under the MSA and the State Settlement Agreements for 2020 amounted to US$3,572 million (2019: US$2,762 million; 2018: US$2,741 million) in respect of settlement expenses and US$2,848 million (2019: US$2,918 million; 2018: US$917 million) in respect of settlement cash payments. In 2020, R.J. Reynolds Tobacco Company recognised additional expenses, included above, under the state settlement agreements in the states of Mississippi, Florida, Texas and Minnesota. R.J. Reynolds Tobacco Company recognised US$241 million of expense for payment obligations to the State of Florida for the ITG Brands, LLC acquired brands from the date of divestiture, June 12, 2015, as a result of an unfavourable judgment.  In addition, R.J. Reynolds Tobacco Company recognised US$264 million related to the resolution of claims against it in the States of Texas, Minnesota and Mississippi for payment obligations to those states for the ITG Brands, LLC acquired brands from the date of divestiture.  Finally, R.J. Reynolds Tobacco Company settled certain related claims with Phillip Morris USA under the state settlement agreements in the states of Mississippi, Texas and Minnesota for US$8 million. Additional information related to the resolution of these claims is included in note 27.

(e) Restructuring and integration costs

Restructuring costs reflect the costs incurred as a result of initiatives to improve the effectiveness and the efficiency of the Group as a globally integrated enterprise. These costs represent additional expenses incurred that are not related to the normal business and day-to-day activities. These initiatives include a review of the Group’s manufacturing operations, and the costs associated with Quantum, being a review of the Group’s organisational structure announced in 2019 to simplify the business and create a more efficient, agile and focused company.

The costs of the Group’s initiatives together with the costs of integrating acquired businesses into existing operations, including acquisition costs, are included in profit from operations under the following headings:

	2020 £m	2019 £m	2018 £m

Employee benefit costs	91	364	176

Depreciation, amortisation and impairment costs	151	63	48

Other operating expenses	166	145	145

Other operating income	–	(7)	(6)

	408	565	363

The adjusting charge in 2020 relates to the ongoing restructuring costs associated with the implementation of revisions to the Group’s operating model, mainly in relation to Quantum. This includes the cost of packages in respect of permanent headcount reduction and permanent employee benefit reductions in the Group. The costs also cover the downsizing and factory rationalisation activities in the Netherlands, Hungary, Russia and APME.

Also, in 2020, as a consequence of a reduction in volumes due to the significant increase in excise in Indonesia, the Group has announced a restructuring programme which includes the partial closure of the factory operations in Indonesia. As a result of this decision, a £69 million impairment has been recognised in respect of machinery. This impairment charge relates to some of the machinery in use as well machinery held for future use which, following the significant recent changes in consumer preferences, is not expected to be brought in to manufacturing in the future.

The adjusting charge in 2019 relates to the ongoing restructuring costs associated with the implementation of revisions to the Group’s operating model, mainly in relation to Quantum. This includes the cost of packages in respect of permanent headcount reduction and permanent employee benefit reductions in the Group. The costs also cover the downsizing and factory rationalisation activities in Germany, Russia and APME. Included in other operating income are amounts related to cash and reversal of deferred consideration associated with the acquisition of TDR d.o.o. (TDR) (note 23).

Restructuring and integration costs in 2018 include integration costs associated with the acquisition of Reynolds American and ongoing costs of implementing the revisions to the Group’s operating model. This includes the cost of packages in respect of permanent headcount reductions and permanent employee benefit reductions in the Group. The costs also cover downsizing activities in Russia, Germany and APME. Included in other operating income are gains from the sale of land and buildings in the Netherlands.

(f) Amortisation and impairment of trademarks and similar intangibles

Acquisitions in previous years have resulted in the capitalisation of trademarks and similar intangibles, including those which are amortised over their expected useful lives, which do not exceed 20 years. The amortisation and impairment charge of £339 million (2019: £481 million; 2018: £377 million) is charged as adjusting and included in depreciation, amortisation and impairment costs in the income statement. In 2019, the Group incurred an impairment charge of £129 million, which included the partial impairment of the Kodiak brand, as explained in note 8(c).

(g) Fox River

As explained in note 27, a Group subsidiary has certain liabilities in respect of indemnities given on the purchase and disposal of former businesses in the United States and, in 2011, the subsidiary provided £274 million in respect of claims in relation to environmental clean-up costs of the Fox River.

On 30 September 2014, a Group subsidiary, NCR, Appvion and Windward Prospects entered into a Funding Agreement with regard to the costs for the clean-up of Fox River.

In January 2017, NCR and Appvion entered into a consent decree with the US Government to resolve how the remaining clean-up will be funded and to resolve further outstanding claims between them. The Consent Decree was approved by a US District Judge in August 2017. The US Government enforcement action against NCR was terminated as a result of that order and contribution claims from the Potentially Responsible Parties (‘PRPs’) against NCR were dismissed. On 4 January 2019, the US Government, P. H. Glatfelter and Georgia-Pacific (the remaining Fox River PRPs) sought approval for a separate Consent Decree to bring an end to all litigation concerning the Fox River clean-up. This Consent Decree was approved by the District Court of the Eastern District of Wisconsin on 14 March 2019 and concludes all existing litigation on the Fox River.

In July 2016, the High Court ruled in a Group subsidiary’s favour that a dividend of €135 million paid by Windward to Sequana in May 2009 was a transaction made with the intention of putting assets beyond the reach of the Group subsidiary and of negatively impacting its interests. On 10 February 2017, further to a hearing in January 2017 to determine the relief due, the Court found in the Group subsidiary’s favour, ordering that Sequana must pay an amount up to the full value of the dividend plus interest which equates to around US$185 million, related to past and future clean-up costs. The Court granted all parties leave to appeal and Sequana a stay in respect of the above payments. In June 2018, the Court of Appeal heard arguments in the Sequana Claims Appeal (as defined in note 27). On 6 February 2019, the Court of Appeal gave judgment upholding the High Court’s findings, with one immaterial change to the method of calculating the damages awarded. Sequana therefore remains liable to pay the above mentioned dividend. Due to the uncertain outcome of the case no asset has been recognised in relation to this ruling. In February 2017, Sequana entered into a process in France seeking court protection (the ‘Sauvegarde’), exiting the Sauvegarde in June 2017. On 7 March 2019, Sequana announced that it was unable to pay its debts and that it had applied to convert the Sauvegarde into ‘redressement judiciaire’, a form of insolvent receivership. On 15 May 2019, the Nanterre Commercial Court made an order placing Sequana into formal liquidation proceedings (‘liquidation judiciaire’). No payments have been received.

The provision is £70 million at 31 December 2020 (2019: £73 million). Based on the Funding Agreement, £3 million has been paid in 2020, which includes legal costs of £1 million (2019: £35 million, including legal costs of £3 million; 2018: £30 million, including legal costs of £5 million).

(h) Other adjusting items

Included within ‘other operating expenses’

In 2020, the Group incurred £447 million (2019: £874 million; 2018: £294 million) of other adjusting items which have been adjusted within ‘other operating expenses’.

The charge in 2020 primarily includes £487 million (2019: £236 million; 2018: £178 million) of litigation costs. In 2020, this was largely in respect of charges following the development in cases regarding payment obligations under the state settlement agreements with Florida, Texas, Minnesota and Mississippi for brands previously sold to a third party. The Group recognised a charge of £188 million in the period for a final judgment of a case in the Florida court. The Group continues to pursue indemnification remedies in a Delaware court for payments made to Florida as a result of this judgment, as explained in note 27. During 2020, the Group also recognised a provision of £212 million related to the settlement discussions with other manufacturers and the states of Texas, Minnesota and Mississippi for payment obligations related to these brands in prior years. In 2020, the charge also includes £87 million predominantly related to other litigation costs including Engle progeny litigation.

Also included in 2020, is a credit of £40 million recognised in relation to the prior year charge associated with the excise dispute in Russia, of which, £14 million is offset in the adjusting items included in taxation (note 6(d)).

In August 2019, the Russian tax authority issued a final audit report to JSC British American Tobacco-SPb (BAT SpB) related to the application of legislation introduced in 2017 that prospectively limited the amount of production that could take place prior to excise tax increases, without being subject to higher excise tax rates. The Final audit report sought to retrospectively apply the legislation to the years 2015 to 2017. BAT SpB submitted an appeal to the Federal Tax Services (FTS) objecting to the findings. The FTS accepted some of BAT SpB’s arguments and, on 27 January 2020, a final claim was issued by the FTS. As a consequence, the Group recognised a charge of £202 million included in other adjusting items in 2019. The Group also recognised an interest charge of £50 million (note 4(b)).

Also, in 2019, a charge of £436 million was incurred in respect of the Quebec class actions as explained in note 27.

Included within ‘depreciation, amortisation and impairment’

During 2020, the Group impaired the goodwill arising from Malaysia amounting to £197 million, goodwill arising from the acquisition of Twisp of £11 million and goodwill arising from the acquisition of Blue Nile of £1 million, as explained in note 8(e).

During 2019, the Group impaired the goodwill arising from the Bentoel acquisition, amounting to £172 million, goodwill arising from the VapeWild acquisition of £12 million and goodwill arising from the Highendsmoke acquisition of £10 million as explained in note 8(e).

In 2018, the European Securities and Markets Authority (ESMA) recognised the specific issues related to Venezuela and proposed that companies with exposure to Venezuela use an ‘estimated’ exchange rate rather than the official exchange rate, as otherwise required under IAS 21. Accordingly, the Group has used an exchange rate calculated with reference to the estimated inflation since the latest dividend payment in 2010. In addition, the net assets of the Group’s Venezuelan operations are subject to accounting adjustments IAS 29 Financial Reporting in Hyperinflationary Economies, as they are revalued, for accounting purposes, from their acquisition date to the balance sheet date. However, management believes that such a revaluation is not reflective of the recoverable value of those assets and have incurred an impairment charge of £110 million. This charge has been treated as an adjusting item as it does not reflect the underlying performance of the Group. The Group has also recognised a monetary gain due to hyperinflation accounting under IAS 29 of £45 million within net finance costs (note 4(b)).

(i) Other operating income

Other operating income comprises income that is associated with the Group’s normal activities, but which falls outside the definition of turnover and includes one-off capital profits on property sales and one-off disposals of fixed assets.

As explained in note 27, the Group recognised £58 million (2019: £86 million; 2018: £nil) in respect of a tax case in Brazil. In 2019 and 2018, as discussed in note 3(e) above, certain items of operating income have been incurred as part of the Group’s restructuring and integration activities.